J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Current Yield Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

(All Share Classes)

(each a series of JPMorgan Trust II)

Supplement dated January 22, 2013

to the Prospectuses dated July 1, 2012, as supplemented

The following is hereby added as a new section of the Funds’ prospectuses following the section titled “Portfolio Holdings Disclosure”:

DISCLOSURE OF MARKET-BASED NET ASSET VALUE

On each business day, each of the Funds will post its market-based NAV per share (Market-Based NAV) for the prior business day, as calculated using current market quotations (or an appropriate substitute that reflects current market conditions) to value its NAV per share to four decimal places on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

The Market-Based NAV will be provided for informational purposes only. For purposes of transactions in the shares of each Fund, in accordance with Rule 2a-7, the price for shares will continue to be the NAV per share of the applicable share class, calculated using the amortized cost method to two decimals, as described under “How Your Account Works.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-MM2-113